FOURTH LEASE ADDENDUM

THIS FOURTH LEASE ADDENDUM (this "Addendum") is made and entered into this 19 day of December, 2018, between BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company ("Landlord"), and SMARTSHEET INC., a Washington corporation ("Tenant").

RECITALS

A. Landlord and Tenant entered into a non-residential Lease dated October 27, 2014, First Lease Addendum dated March 17, 2016, Second Lease Addendum dated September 12, 2016, and Third Lease Addendum dated June 21, 2017 (collectively referred to as the "Lease"), for certain space on the thirteenth (13th) floor in the Bank of America Building at Bellevue Place, Bellevue, Washington, consisting of 19,319 rentable square feet (the "Premises"), which leased space is more specifically described in the Lease.

B. Landlord and Tenant intend, by the execution and delivery of this Addendum, to amend and supplement the Lease in certain material respects, which include (i) setting forth the terms and conditions for Lease Term, Rent and other matters related to the Premises; and (ii) providing for Premises Improvements.

C. Landlord and Tenant are simultaneously executing the Fourth Lease Addendum to the Lease for "Suite 960" of the Bank of America Building ("Suite 960 Lease") and the First Lease Addendum to the Lease for "Suite 1200" of the Bank of America Building ("Suite 1200 Lease").

D. Unless otherwise noted, all capitalized terms herein have the same meanings as set forth in the Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend and supplement the Lease as follows:

1. **Section 1. BASIC LEASE DATA, TERMS AND EXHIBITS**. The following paragraphs of Section 1 of the Lease are hereby amended in their entirety and/or added to read as follows:

1.7 Rentable Area of the Leased Premises: Effective September 1, 2023, Nineteen Thousand Eight Hundred Seventy-one (19,871) square feet.

1.10 Rent: The following paragraphs are hereby added at the end of Section 1.10 of the Lease to read as follows:

[Based on 19,871 rentable square feet]

From and including September 1, 2023, through and including June 30, 2024, Rent shall be Forty-nine and 52/100 Dollars ($49.52) per rentable square feet or Eighty-two Thousand and 99/100 Dollars ($82,000.99) per month.

From and including July 1, 2024, through and including June 30, 2025, Rent shall be Fifty-one and 01/100 Dollars ($51.01) per rentable square feet or Eighty-four Thousand Four Hundred Sixty-eight and 31/100 Dollars ($84,468.31) per month.

From and including July 1, 2025, through and including the Expiration Date, Rent shall be Fifty-two and 54/100 Dollars ($52.54) per rentable square feet or Eighty-seven Thousand One and 86/100 Dollars ($87,0001.86) per month.

1.11 Lease Term: The Lease Term is hereby extended to expire on the Expiration Date below.

1.13 Expiration Date: June 30, 2026

2. **Premises Improvements**. Tenant may use a portion of Landlord's Expansion Improvement Allowance (as defined in the Suite 1200 Lease) to improve the Premises pursuant to the applicable terms and conditions of the Expansion Premises Improvements as defined in the Suite 1200 Lease and this Lease.

3. **Rentable Area of the Leased Premises**. Section 6.2(e) is hereby replaced in its entirety as follows:

For purposes of this Lease, the Rentable Area of the Leased Premises shall mean the Useable Area of the Leased Premises, as that term is defined and computed according to the *Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA z65.1-2010*, otherwise known as the "BOMA Standard," multiplied by a load factor of sixteen point eighty-three percent (16.83%). The "as built" Rentable Area of the Leased Premises shall be the true Rentable Area of the Leased Premises at the time Landlord tenders possession of the Leased Premises to Tenant.

4. **Letter of Credit**. The following is added at the end of Section 37.22 of the Lease:

Notwithstanding anything to the contrary herein, effective September 1, 2023, until the Expiration Date, the amount of the Letter of Credit shall be $111,327.27.

5. **Option to Extend Lease Term**. The first sentence of Section 3.4(a) is hereby amended as follows:

Tenant is granted an option (the "Extension Option") to extend the Lease Term for five (5) years, to and including June 30, 2031.

6. **Broker's Commission**. Tenant represents and warrants to Landlord it has incurred no liabilities or claims for brokerage commissions or finder's fees in connection with the execution of this Addendum and it has not dealt with or has any knowledge of any real estate broker, agent or salesperson in connection with this Addendum, except Washington Partners which represents Tenant ("Tenant's Broker"), and Broderick Group, Inc., which represents Landlord. Provided Landlord and Tenant enter into this Addendum, Landlord hereby agrees to pay Tenant's Broker a commission equal to One and 00/100 Dollar ($1.00) per square foot of Rentable Area of the Leased Premises for the additional Lease Term, which fee shall be paid one-half (1/2) upon execution of this Addendum and one-half (1/2) upon the Expansion Premises Commencement Date (as defined in the Suite 1200 Lease). All parties hereby agree to indemnify and hold Landlord harmless from all such liabilities or claims (including, without limitation, attorneys' fees) by anyone other than Tenant's Broker and/or Broderick Group, Inc.

7. **Entire Agreement**. Each party acknowledges that such party has not relied on or received any promise, representation or warranty of any kind not otherwise contained or referred herein to induce said party to enter this Addendum.

8. **Remaining Lease Provisions Unchanged**. Except as modified by this Addendum, all other terms, conditions, provisions and covenants of the Lease shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above set forth.

LANDLORD

BELLEVUE PLACE OFFICE, LLC,
a Washington limited liability company

By KEMPER DEVELOPMENT COMPANY,
a Washington corporation, Its Manager

By /s/ James E. Melby
James E. Melby
President

TENANT

SMARTSHEET INC.,
a Washington corporation

By /s/ Jennifer Ceran
Jennifer Ceran
Its Chief Financial Officer

STATE OF WASHINGTON)
) ss.
COUNTY OF KING)

On this 19 day of December, 2018, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared JAMES E. MELBY, to me known to be the President of KEMPER DEVELOPMENT COMPANY, a Washington corporation, as the Manager of BELLEVUE PLACE OFFICE, LLC, a Washington limited liability company, the limited liability company that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

WITNESS my hand and official seal the day and year in this certificate above written.

(SEAL) KATHERINE KIRKNESS NOTARY PUBLIC STATE OF WASHINGTON

Kath K

Type Notary Name: Katherine Kirkness
Notary Public in and for the State of Washington, residing at Kirkland.
My commission expires 9-20-21.

STATE OF WASHINGTON)
) ss.
COUNTY OF KING)

On this 18 day of December, 2018, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Jennifer Ceran, to me known to be the CFO of SMARTSHEET INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that she authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first written above.

(SEAL) MATTHEW HARRISON NOTARY PUBLIC COMM. EXPIRES JUNE 10, 2019 STATE OF WASHINGTON

Matthew Harrison

Type Notary Name: Matthew Harrison
Notary Public in and for the State of Washington, residing at Pierce County.
My commission expires June 10, 2019.